EXHIBIT 32

ASHLAND INC.

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Ashland Inc. (the “Company”) on Form 10-K for the period ended September 30, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, James J. O’Brien, Chief Executive Officer of the Company, and J. Kevin Willis, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James J. O'Brien
James J. O'Brien
Chief Executive Officer
November 24, 2014

/s/ J. Kevin Willis
J. Kevin Willis
Chief Financial Officer
November 24, 2014